Combined Summarized Operating Results For Affiliates (Detail) (Other Investments, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Investments
Segment Reporting, Revenue Reconciling Item [Line Items]
Total revenues	$ 381	$ 291	$ 360
Expenses	(294)	(218)	(274)
Depreciation and amortization	(46)	(41)	(39)
Operating profit	41	32	47
Interest income			3
Interest expense	(43)	(44)	(53)
Net loss	$ (2)	$ (12)	$ (3)